EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of Emerge Energy Services LP (the “Partnership”) on Form 10-K for the period ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I,  Robby Myers, Vice President of Finance of Emerge Energy Services GP LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that:

(1)         the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: October 18, 2019

	By:	/s/ Robby Myers
Robby Myers
Vice President of Finance of Emerge Energy Services GP LLC (the general partner of Emerge Energy Services LP)
(Principal Financial Officer)

The foregoing certification is being furnished to the U.S. Securities and Exchange Commission as an exhibit to the Report.